Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Transcept Pharmaceuticals, Inc. (the “Company”) hereby certify, to such officers’ knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2009	/s/ Glenn A. Oclassen
Glenn A. Oclassen
President and Chief Executive Officer

Date: May 15, 2009	/s/ Thomas P. Soloway
Thomas P. Soloway
Senior Vice President, Operations and Chief Financial Officer